UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 20, 2002


                          MID-POWER SERVICE CORPORATION
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             (Exact name of registrant as specified in its charter)


        Nevada                     2-85602-D                  87-0398403
   -------------------        ------------------        ----------------------
    (State or other               (Commission                (IRS Employer
    jurisdiction of              File Number)             Identification No.)
    incorporation)


            3800 Howard Hughes Parkway
                    Suite 860A
                 Las Vegas, Nevada                              89109
    -------------------------------------------            -------------
     (Address of principal executive offices)                (Zip Code)


                                 (702) 319-7153
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              (Registrant's telephone number, including area code)

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                                ITEM 7. EXHIBITS
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         The following is filed as an exhibit to this report:

              SEC
Exhibit    Reference
 Number      Number         Title of Document                        Location
---------- --------- ------------------------------------------- ---------------

 Item 99.            Other Exhibits
---------- --------- ------------------------------------------- ---------------
  99.01        99    Press Release dated June 20, 2002              This filing



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                        ITEM 9. REGULATION FD DISCLOSURE
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         On June 20, 2002, Mid-Power Service Corporation issued a press release announcing its acquisition of the property known as the Clear Creek Unit in Carbon and Emery Counties, Utah. A copy of the press release is attached as
Exhibit 99.01.

         The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

                               -------------------

This report contains forward-looking statements. Forward-looking statements are not guarantees of future exploration or development results; the accuracy, completeness or reliability of engineering, geological or geophysical data on which exploration or development activities may be based; the actual presence or recoverability of estimated reserves; the ability to establish reserves equal to the potential of exploration targets; production amounts or revenues; exploration or development costs or schedules; or similar matters. Forward-looking statements are subject to risks and uncertainties outside Mid-Power Service Corporation's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Mid-Power Service Corporation's 2001 annual report on Form 10-K and other SEC reports.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MID-POWER SERVICE CORPORATION



Dated:  June 20, 2002                 By:  /s/ Kenneth M. Emter
                                           -------------------------------------
                                           Kenneth M. Emter, Secretary/Treasurer